                                                                     EXHIBIT 3.2




                           SECOND AMENDED AND RESTATED


                                     BYLAWS


                                       OF


                         TOREADOR RESOURCES CORPORATION


                             A DELAWARE CORPORATION

                                TABLE OF CONTENTS

                                                                                                               Page
ARTICLE ONE:  OFFICES.............................................................................................1
         1.1      Registered Office and Agent.....................................................................1
         1.2      Other Offices...................................................................................1
ARTICLE TWO:  MEETINGS OF STOCKHOLDERS............................................................................1
         2.1      Annual Meeting..................................................................................1
         2.2      Special Meeting.................................................................................1
         2.3      Place of Meetings...............................................................................2
         2.4      Notice..........................................................................................2
         2.5      Notice of Stockholder Business; Nomination of Director Candidates...............................2
         2.6      Voting List.....................................................................................4
         2.7      Quorum..........................................................................................4
         2.8      Required Vote; Withdrawal of Quorum.............................................................4
         2.9      Method of Voting; Proxies.......................................................................4
         2.10     Record Date.....................................................................................5
         2.11     Conduct of Meeting..............................................................................5
         2.12     Inspectors of Election..........................................................................5
ARTICLE THREE:  DIRECTORS.........................................................................................6
         3.1      Management......................................................................................6
         3.2      Number; Qualification; Election; Term...........................................................6
         3.3      Change in Number................................................................................6
         3.4      Vacancies.......................................................................................6
         3.5      Meetings of Directors...........................................................................6
         3.6      First Meeting...................................................................................7
         3.7      Election of Officers............................................................................7
         3.8      Regular Meetings................................................................................7
         3.9      Special Meetings................................................................................7
         3.10     Notice..........................................................................................7
         3.11     Quorum; Majority Vote...........................................................................7
         3.12     Procedure.......................................................................................7
         3.13     Action Without Meeting..........................................................................8
         3.14     Compensation....................................................................................8
         3.15     Interested Directors, Officers and Stockholders.................................................8
ARTICLE FOUR:  EXECUTIVE COMMITTEE................................................................................9
         4.1      Designation.....................................................................................9
         4.2      Authority.......................................................................................9
         4.3      Procedure.......................................................................................9
         4.4      Removal.........................................................................................9
         4.5      Responsibility..................................................................................9
ARTICLE FIVE:  OTHER COMMITTEES...................................................................................9
         5.1      Designation.....................................................................................9
         5.2      Number; Qualification; Term.....................................................................9

         5.3      Authority.......................................................................................9
         5.4      Committee Changes...............................................................................9
         5.5      Alternate Members of Committees.................................................................9
         5.6      Regular Meetings...............................................................................10
         5.7      Special Meetings...............................................................................10
         5.8      Quorum; Majority Vote..........................................................................10
         5.9      Minutes........................................................................................10
         5.10     Compensation...................................................................................10
         5.11     Responsibility.................................................................................10
         5.12     Removal........................................................................................10
ARTICLE SIX:  NOTICE.............................................................................................11
         6.1      Method.........................................................................................11
         6.2      Waiver.........................................................................................11
ARTICLE SEVEN:  OFFICERS.........................................................................................11
         7.1      Number; Titles; Term of Office.................................................................11
         7.2      Removal........................................................................................11
         7.3      Authority......................................................................................12
         7.4      Compensation...................................................................................12
         7.5      Chairman of the Board..........................................................................12
         7.6      Chief Executive Officer........................................................................12
         7.7      President......................................................................................12
         7.8      Vice Presidents................................................................................12
         7.9      Treasurer......................................................................................12
         7.10     Assistant Treasurers...........................................................................13
         7.11     Secretary......................................................................................13
         7.12     Assistant Secretaries..........................................................................13
ARTICLE EIGHT:  CERTIFICATES AND STOCKHOLDERS....................................................................13
         8.1      Certificates for Shares........................................................................13
         8.2      Replacement of Lost or Destroyed Certificates..................................................14
         8.3      Transfer of Shares.............................................................................14
         8.4      Registered Stockholders........................................................................14
         8.5      Regulations....................................................................................14
         8.6      Legends........................................................................................14
ARTICLE NINE:  INDEMNIFICATION...................................................................................14
         9.1      Right to Indemnification.......................................................................14
         9.2      Right to Advancement of Expenses...............................................................15
         9.3      Right of Indemnitee to Bring Suit..............................................................15
         9.4      Non-Exclusivity of Rights......................................................................16
         9.5      Insurance......................................................................................16
         9.6      Indemnification of Employees and Agents of the Corporation.....................................16
         9.7      Nature of Rights...............................................................................16
ARTICLE TEN:  MISCELLANEOUS PROVISIONS...........................................................................16
         10.1     Dividends......................................................................................16
         10.2     Reserves.......................................................................................16

         10.3     Books and Records..............................................................................17
         10.4     Reliance upon Books, Reports and Records.......................................................17
         10.5     Fiscal Year....................................................................................17
         10.6     Seal...........................................................................................17
         10.7     Resignations...................................................................................17
         10.8     Telephone Meetings.............................................................................17
         10.9     Action Without a Meeting.......................................................................17
         10.10    Time Periods...................................................................................18
         10.11    Invalid Provisions.............................................................................18
         10.12    Headings.......................................................................................18
         10.13    References.....................................................................................18
         10.14    Amendments.....................................................................................18

                           SECOND AMENDED AND RESTATED
                                     BYLAWS
                                       OF
                         TOREADOR RESOURCES CORPORATION
                             A DELAWARE CORPORATION

                                    PREAMBLE

         These bylaws are subject to, and governed by, the General Corporation Law of the State of Delaware (the "Delaware Corporation Law") and the certificate of incorporation ("Certificate of Incorporation") of Toreador Resources Corporation, a Delaware corporation (the "Corporation"). In the event of a direct conflict between the provisions of these bylaws and the mandatory provisions of the Delaware Corporation Law or the provisions of the Certificate of Incorporation, such provisions of the Delaware Corporation Law or the Certificate of Incorporation, as the case may be, will be controlling.

                              ARTICLE ONE: OFFICES

         1.1 Registered Office and Agent. The registered office and registered agent of the Corporation shall be as designated from time to time by the appropriate filing by the Corporation in the office of the Secretary of State of the State of Delaware.

         1.2 Other Offices. The Corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or as the business of the Corporation may require.

                     ARTICLE TWO: MEETINGS OF STOCKHOLDERS

         2.1 Annual Meeting. An annual meeting of stockholders, commencing with the year following the adoption of these bylaws, shall be held on the third Thursday during the month of May, if not a legal holiday, and if a legal holiday, then on the next secular day following, at 10:00 o'clock A.M., or at such other date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which time the stockholders shall elect a Board of Directors, and transact such other business as may properly be brought before the meeting.

         2.2 Special Meeting. A special meeting of the stockholders may be called by the Board of Directors, by the Chairman of the Board, the President, or by any holder or holders of record of at least 25% of the outstanding shares of capital stock of the Corporation then entitled to vote on any matter for which the respective special meeting is being called. A special meeting shall be held on such date and at such time as shall be designated by the person(s) calling the meeting and stated in the notice of the meeting or in a duly executed waiver of notice of such meeting. Only such business shall be transacted at a special meeting as may be stated or indicated in the notice of such meeting given in accordance with these bylaws or in a duly executed waiver of notice of such meeting. The

Board of Directors or the President may postpone or reschedule any previously scheduled special meeting.

         2.3 Place of Meetings. An annual meeting of stockholders may be held at any place within or without the State of Delaware designated by the Board of Directors. A special meeting of stockholders may be held at any place within or without the State of Delaware designated in the notice of the meeting or a duly executed waiver of notice of such meeting. Meetings of stockholders shall be held at the principal office of the Corporation unless another place is designated for meetings in the manner provided herein.

         2.4 Notice. Written or printed notice stating the place, day, and time of each meeting of the stockholders and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than 10 nor more than 60 days before the date of the meeting, either personally or by mail, by or at the direction of the Chairman of the Board, the Secretary, or the officer or person(s) calling the meeting, to each stockholder of record entitled to vote at such meeting. If such notice is to be sent by mail, it shall be directed to such stockholder at his address as it appears on the records of the Corporation, unless he shall have filed with the Secretary of the Corporation a written request that notices to him be mailed to some other address, in which case it shall be directed to him at such other address. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy and shall not, at the beginning of such meeting, object to the transaction of any business because the meeting is not lawfully called or convened, or who shall, either before or after the meeting, submit a signed waiver of notice, in person or by proxy.

         2.5 Notice of Stockholder Business; Nomination of Director Candidates.

                  (a) At annual meetings of the stockholders, only such business shall be conducted as shall have been brought before the meetings (i) pursuant to the Corporation's notice of meeting, (ii) by or at the direction of the Board of Directors, or (iii) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 2.5, who shall be entitled to vote at such meeting, and who complies with the notice procedures set forth in this Section 2.5.

                  (b) Only persons who are nominated in accordance with the procedures set forth in these bylaws shall be eligible to serve as directors. Nominations of persons for election to the Board of Directors may be made at a meeting of stockholders (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 2.5, who shall be entitled to vote for the election of directors at the meeting, and who complies with the notice procedures set forth in this Section 2.5.

                  (c) A stockholder must give timely, written notice to the Secretary of the Corporation to nominate directors at an annual meeting pursuant to Section 2.5(b) hereof or to propose business to be brought before an annual or special meeting pursuant to clause (iii) of Section 2.5(a) hereof. To be timely in the case of an annual meeting, a stockholder's notice must be received at the principal executive offices of the Corporation not more than 180 days nor less than 120 days before the first anniversary of the preceding year's annual meeting. To be timely in the case of a special meeting or in the event that the date of the annual meeting is changed by more than 30 days from such anniversary date, a stockholder's notice must be received at the principal executive offices of the Corporation no later than the close of business on the tenth day following the earlier of the day on which notice of the meeting date was mailed or public disclosure of the meeting date was made. For purposes of this Section 2.5(c), "public disclosure" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to
         Section 13, 14 or 15(d) of the Securities Exchange Act of 1934. Such stockholder's notice shall set forth (i) with respect to each matter, if any, that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting,
         (ii) with respect to each person, if any, whom the stockholder proposes to nominate for election as a director, all information relating to such person (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director) that is required under the Securities Exchange Act of 1934, as amended, (iii) the name and address, as they appear on the Corporation's records, of the stockholder proposing such business or nominating such persons (as the case may be), and the name and address of the beneficial owner, if any, on whose behalf the proposal or nomination is made, (iv) the class and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder of record and by the beneficial owner, if any, on whose behalf the proposal or nomination is made, and (v) any material interest or relationship that such stockholder of record and/or the beneficial owner, if any, on whose behalf the proposal or nomination is made may respectively have in such business or with such nominee. At the request of the Board of Directors, any person nominated for election as a director shall furnish to the Secretary of the Corporation the information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

                  (d) Notwithstanding anything in these bylaws to the contrary, no business shall be conducted, and no person shall be nominated to serve as a director, at an annual or special meeting of stockholders, except in accordance with the procedures set forth in this Section 2.5. The chairman of the meeting shall, if the facts warrant, determine that business was not properly brought before the meeting, or that a nomination was not made, in accordance with the procedures prescribed by these bylaws and, if he shall so determine, he shall so declare to the meeting, and any such business not properly brought before the meeting shall not be transacted and any defective nomination shall be disregarded. A stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Section 2.5.

         2.6 Voting List. At least 10 days before each meeting of stockholders, the Secretary or other officer of the Corporation who has charge of the Corporation's stock ledger, either directly or through another officer appointed by him or through a transfer agent appointed by the Board of Directors, shall prepare a complete list of stockholders entitled to vote thereat, arranged in alphabetical order and showing the address of each stockholder and number of shares of capital stock registered in the name of each stockholder. For a period of 10 days prior to such meeting, such list shall be kept on file at a place within the city where the meeting is to be held, which place shall be specified in the notice of meeting or a duly executed waiver of notice of such meeting or, if not so specified, at the place where the meeting is to be held and shall be open to examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours. Such list shall be produced at such meeting and kept at the meeting at all times during such meeting and may be inspected by any stockholder who is present.

         2.7 Quorum. The holders of one-third of the outstanding shares of capital stock entitled to vote on a matter, present in person or by proxy, shall constitute a quorum at any meeting of stockholders, except as otherwise provided by law, the Certificate of Incorporation, or these bylaws. If a quorum shall not be present, in person or by proxy, at any meeting of stockholders, the stockholders entitled to vote thereat who are present, in person or by proxy (or, if no stockholder entitled to vote is present, any officer of the Corporation), may adjourn the meeting from time to time without notice other than announcement at the meeting (unless the Board of Directors, after such adjournment, fixes a new record date for the adjourned meeting), until a quorum shall be present, in person or by proxy. At any adjourned meeting at which a quorum shall be present, in person or by proxy, any business may be transacted which may have been transacted at the original meeting had a quorum been present; provided that, if the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.

         2.8 Required Vote; Withdrawal of Quorum. When a quorum is present at any meeting, the vote of the holders of at least a majority of the outstanding shares of capital stock entitled to vote thereat who are present, in person or by proxy, shall decide any question brought before such meeting, unless the question is one on which, by express provision of law, the Certificate of Incorporation, or these bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question; provided, however, that the vote of the holders of a plurality of the outstanding shares of capital stock entitled to vote in the election of directors who are present, in person or by proxy, shall be required to effect elections of directors. The stockholders present at a duly constituted meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

         2.9 Method of Voting; Proxies. Except as otherwise provided in the Certificate of Incorporation or by law, each outstanding share of capital stock, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders. Elections of directors need not be by written ballot. At any meeting of stockholders, every stockholder having the right to vote may vote either in person or by a proxy executed in writing by the stockholder or by his duly authorized attorney-in-fact. Each such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after eleven months from the date of its execution, unless otherwise provided in the proxy. If no date is stated in a proxy, such proxy shall be presumed to have been executed on the date of the meeting at which it is to be voted. Each proxy shall be revocable unless expressly provided therein to be irrevocable and coupled with an interest sufficient in law to support an irrevocable power or unless otherwise made irrevocable by law.

         2.10 Record Date. For the purpose of determining stockholders entitled
(a) to notice of or to vote at any meeting of stockholders or any adjournment thereof, (b) to receive payment of any dividend or other distribution or allotment of any rights, or (c) to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, for any such determination of stockholders, such date in any case to be not more than 60 days and not less than 10 days prior to such meeting nor more than 60 days prior to any other action. If no record date is fixed, then the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

         A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         2.11 Conduct of Meeting. The Chairman of the Board, if such office has been filled, shall preside at all meetings of stockholders, and, if such office has not been filled or if the Chairman of the Board is absent or otherwise unable to act, the President shall preside at all meetings of stockholders. The Secretary shall keep the records of each meeting of stockholders. In the absence or inability to act of any such officer, such officer's duties shall be performed by the officer given the authority to act for such absent or non-acting officer under these bylaws or by resolution adopted by the Board of Directors, or if no officer has been given such authority, by some person appointed at the meeting.

         2.12 Inspectors of Election. Before any meeting of stockholders, the Board of Directors may appoint any person other than nominees for office to act as inspectors of election at the meeting or its adjournment. If no inspectors of election are so appointed, the presiding person may, and on request of any stockholder or stockholder's proxy shall, appoint inspector(s) of election at the meeting of stockholders. If any person appointed as inspector fails to appear or fails or refuses to act, the presiding person may, upon the request of any stockholder or stockholder's proxy shall, appoint a person to fill such vacancy.

The duties of these inspectors shall be as follows:

                  (a) Determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum and then authenticity, validity and effect of proxies;

                  (b) Receive votes or ballots;

                  (c) Herein determine all challenges and questions in any way arising in connection with the right to vote;

                  (d) Count and tabulate all votes;

                  (e) Report to the Board of Directors the results based on the information assembled by the inspectors; and

                  (f) Do any other acts that be proper to conduct the election or vote with fairness to all stockholders.

                            ARTICLE THREE: DIRECTORS

         3.1 Management. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

         3.2 Number; Qualification; Election; Term. The Board of Directors shall consist of not less than six (6) nor more than fifteen (15) directors. Subject to the preceding sentence, the number of directors which shall constitute the whole Board of Directors shall from time to time be fixed and determined by resolution adopted by the Board of Directors.

         3.3 Change in Number. No decrease in the number of directors constituting the entire Board of Directors shall have the effect of shortening the term of any incumbent director.

         3.4 Removal; Vacancies. Any or all directors may be removed for or without cause at any annual or special meeting of stockholders, upon the affirmative vote of the holders of a majority of the outstanding shares of each class of capital stock then entitled to vote in person or by proxy at an election of such director or directors, provided that notice of the intention to act upon such matter shall have been given in the notice calling such meeting. Newly created directorships resulting from any increase in the authorized number of directors and any vacancies occurring in the Board of Directors caused by death, resignation, retirement, disqualification, removal or other termination from office of any directors may be filled by the vote of a majority of the directors then in office, though less than a quorum, or by the affirmative vote, at a special meeting of the stockholders called for the purpose of filling such directorship, of the holders of a majority of the outstanding shares of capital stock then entitled to vote in person or by proxy at such meeting. Each successor director so chosen shall hold office until his respective successor shall have been duly elected and qualified.

         3.5 Meetings of Directors. The directors may hold their meetings and may have an office and keep the records of the Corporation, except as otherwise provided by law, in such place or places within or without the State of Delaware as the Board of Directors may from time to time determine or as shall be specified in the notice of such meeting or duly executed waiver of notice of such meeting.

         3.6 First Meeting. Each newly elected Board of Directors may hold its first meeting for the purpose of organization and the transaction of business without further notice, if a quorum is present, immediately after and at the same place as the annual meeting of stockholders, unless by unanimous consent of the Board of Directors then elected and serving such time or place shall be changed.

         3.7 Election of Officers. At the first meeting of the Board of Directors after each annual meeting of stockholders at which a quorum shall be present, the Board of Directors shall elect the officers of the Corporation.

         3.8 Regular Meetings. Regular meetings of the Board of Directors shall be held at such times and places as shall be designated from time to time by resolution of the Board of Directors. Notice of such regular meetings shall not be required.

         3.9 Special Meetings. Special meetings of the Board of Directors shall be held whenever called by the Chairman of the Board, the President, or by written request of a majority of the Board of Directors.

         3.10 Notice. The Secretary shall give notice of each special meeting to each director at least four days before the meeting or two days if such notice is delivered by facsimile or electronic transmission. Notice of any such meeting need not be given to any director who, either before or after the meeting, submits a signed waiver of notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of notice to him. The purpose of any special meeting shall be specified in the notice or waiver of notice of such meeting.

         3.11 Quorum; Majority Vote. At all meetings of the Board of Directors, a majority of the directors then in office shall constitute a quorum for the transaction of business. If at any meeting of the Board of Directors there is less than a quorum present, a majority of those present or any director solely present may adjourn the meeting from time to time without further notice. Unless the act of a greater number is required by law, the Certificate of Incorporation, or these bylaws, the act of a majority of the directors present at a meeting at which a quorum is in attendance shall be the act of the Board of Directors. At any time that the Certificate of Incorporation provides that directors elected by the holders of a class or series of stock shall have more or less than one vote per director on any matter, every reference in these bylaws to a majority or other proportion of directors shall refer to a majority or other proportion of the votes of such directors.

         3.12 Procedure. At meetings of the Board of Directors, business shall be transacted in such order as from time to time the Board of Directors may determine. The Chairman of the Board, if such office has been filled, and, if such office has not been filled or if the Chairman of the Board is absent or otherwise unable to act, the President shall preside at all meetings of the Board of

Directors. In the absence or inability to act of such officers, a chairman shall be chosen by the Board of Directors from among the directors present. The Secretary of the Corporation shall act as the secretary of each meeting of the Board of Directors unless the Board of Directors appoints another person to act as secretary of the meeting. The Board of Directors shall keep regular minutes of its proceedings which shall be placed in the minute book of the Corporation.

         3.13 Action Without Meeting. Any action required by statute to be taken at a meeting of the Board of Directors, or any action which may be taken at a meeting of the Board of Directors, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all the members of the Board of Directors. Such consent shall have the same force and effect as a unanimous vote at a meeting.

         3.14 Compensation. The Board of Directors shall have the authority to fix the compensation, including fees and reimbursement of expenses, paid to directors for attendance at regular or special meetings of the Board of Directors or any committee thereof; provided, that nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity or receiving compensation therefor.

         3.15 Interested Directors, Officers and Stockholders.

                  (a) Validity. Any contract of other transaction between the corporation and any of its directors, officers or stockholders (or any corporation or firm in which any of them are directly or indirectly interested) shall be valid for all purposes notwithstanding the presence of such director, officer or stockholder at the meeting authorizing such contract or transaction or his participation in such meeting or authorization.

                  (b) Disclosure, Approval. The foregoing shall, however, apply only if the interest of each such director, officer or stockholder is known or disclosed:

                           (i) to the Board of Directors and it nevertheless
                  authorizes or ratifies the contract or transaction by a majority of the directors present, each such interested director to be counted in determining whether a quorum is present but not in calculating the majority necessary to carry the vote; or

                           (ii) to the stockholders and they nevertheless
                  authorize or ratify the contract or transaction by a majority of the shares present, each such interested person to be counted for quorum and voting purposes.

                  (c) Non-Exclusive. This provision shall not be construed to invalidate any contract or transaction which would be valid in the absence of this provision.

                        ARTICLE FOUR: EXECUTIVE COMMITTEE

         4.1 Designation. The Board of Directors may, by resolution adopted by a majority of the whole board, designate an executive committee, to consist of two or more of the directors of the corporation.

         4.2 Authority. The executive committee, to the extent provided in such resolution, shall have and may exercise all of the authority of the Board of Directors in the management of the business and affairs of the corporation, except where action of the full Board of Directors is required by statute or by the certificate of incorporation, and shall have power to authorize the seal of the corporation to be affixed to all papers which may require it.

         4.3 Procedure. The executive committee shall keep regular minutes of its proceedings and report the same to the Board of Directors when required.

         4.4 Removal. Any member of the executive committee may be removed by the Board of Directors by the affirmative vote of a majority of the whole board, whenever in its judgment the best interests of the corporation will be served thereby.

         4.5 Responsibility. The designation of an executive committee and the delegation of authority to it shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed upon it or him by law.

                         ARTICLE FIVE: OTHER COMMITTEES

         5.1 Designation. The Board of Directors may designate one or more committees.

         5.2 Number; Qualification; Term. Each committee shall consist of one or more directors appointed by resolution adopted by a majority of the entire Board of Directors. The number of committee members may be increased or decreased from time to time by resolution adopted by a majority of the entire Board of Directors. Each committee member shall serve as such until the earliest of (i) the expiration of his term as director, (ii) his resignation as a committee member or as a director, or (iii) his removal as a committee member or as a director.

         5.3 Authority. Each committee, to the extent expressly provided in the resolution establishing such committee, shall have and may exercise all of the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation except to the extent expressly restricted by law, the Certificate of Incorporation, or these bylaws.

         5.4 Committee Changes. The Board of Directors shall have the power at any time to fill vacancies in, to change the membership of, and to discharge any committee.

         5.5 Alternate Members of Committees. The Board of Directors may designate one or more directors as alternate members of any committee. Any such alternate member may replace any absent or disqualified member at any meeting of the committee. If no alternate committee members have been so appointed to a committee or each such alternate committee member is absent or disqualified, the member or members of such committee present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

         5.6 Regular Meetings. Regular meetings of any committee may be held without notice at such time and place as may be designated from time to time by the committee and communicated to all members thereof.

         5.7 Special Meetings. Special meetings of any committee may be held whenever called by any committee member. The committee member calling any special meeting shall cause notice of such special meeting, including therein the time and place of such special meeting, to be given to each committee member at least two days before such special meeting. Neither the business to be transacted at, nor the purpose of, any special meeting of any committee need be specified in the notice or waiver of notice of any special meeting.

         5.8 Quorum; Majority Vote. At meetings of any committee, a majority of the number of members designated by the Board of Directors shall constitute a quorum for the transaction of business unless the committee consists of one (1) or two (2) members, in which event one member shall constitute a quorum. If a quorum is not present at a meeting of any committee, a majority of the members present may adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present. The act of a majority of the members present at any meeting at which a quorum is in attendance shall be the act of a committee, unless the act of a greater number is required by law, the Certificate of Incorporation, or these bylaws.

         5.9 Minutes. Each committee shall cause minutes of its proceedings to be prepared and shall report the same to the Board of Directors upon the request of the Board of Directors. The minutes of the proceedings of each committee shall be delivered to the Secretary of the Corporation for placement in the minute books of the Corporation.

         5.10 Compensation. Committee members may, by resolution of the Board of Directors, be allowed a fixed sum and expenses of attendance, if any, for attending any committee meetings or a stated salary.

         5.11 Responsibility. The designation of any committee and the delegation of authority to it shall not operate to relieve the Board of Directors or any director of any responsibility imposed upon it or such director by law.

         5.12 Removal. Any members of any committee so designated may be removed by the Board of Directors by the affirmative vote of a majority of the whole board, whenever in its judgment the best interests of the corporation will be served thereby.

                              ARTICLE SIX: NOTICE

         6.1 Method. Whenever by statute, the Certificate of Incorporation, or these bylaws, notice is required to be given to any committee member, director, or stockholder and no provision is made as to how such notice shall be given, personal notice shall not be required and any such notice may be given (a) in writing, by mail, postage prepaid, addressed to such committee member, director, or stockholder at his address as it appears on the books or (in the case of a stockholder) the stock transfer records of the Corporation, or (b) by any other method permitted by law (including but not limited to overnight courier service, telegram, telex, facsimile, or electronic transmission). Any notice required or permitted to be given by mail shall be deemed to be delivered and given at the time when the same is deposited in the United States mail as aforesaid. Any notice required or permitted to be given by overnight courier service shall be deemed to be delivered and given at the time delivered to such service with all charges prepaid and addressed as aforesaid. Any notice required or permitted to be given by telegram, telex, or telefax shall be deemed to be delivered and given at the time transmitted with all charges prepaid and addressed as aforesaid.

         6.2 Waiver. Whenever any notice is required to be given to any stockholder, director, or committee member of the Corporation by statute, the Certificate of Incorporation, or these bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice. Attendance of a stockholder, director, or committee member at a meeting shall constitute a waiver of notice of such meeting, except where such person attends for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

                             ARTICLE SEVEN: OFFICERS

         7.1 Number; Titles; Term of Office. The officers of the Corporation shall be a Chairman of the Board, a President, a Secretary, a Treasurer, and such other officers as the Board of Directors may from time to time elect or appoint, including one or more Vice Presidents (with each Vice President to have such descriptive title, if any, as the Board of Directors shall determine) and a Treasurer. Each officer shall hold office until his successor shall have been duly elected and shall have qualified, until his death, or until he shall resign or shall have been removed in the manner hereinafter provided. Any two or more offices may be held by the same person. None of the officers need be a stockholder or a director of the Corporation or a resident of the State of Delaware.

         7.2 Removal; Vacancies. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interest of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights. Any vacancy occurring in any office of the Corporation (by death, resignation, removal, or otherwise) may be filled by the Board of Directors.

         7.3 Authority. Officers shall have such authority and perform such duties in the management of the Corporation as are provided in these bylaws or as may be determined by resolution of the Board of Directors not inconsistent with these bylaws.

         7.4 Compensation. The compensation, if any, of officers and agents shall be fixed from time to time by the Board of Directors; provided, however, that the Board of Directors may delegate the power to determine the compensation of any officer and agent (other than the officer to whom such power is delegated) to the Chairman of the Board or the President.

         7.5 Chairman of the Board. The Chairman of the Board shall have such powers and duties as may be prescribed by the Board of Directors and shall preside at all meetings of the stockholders and of the Board of Directors.

         7.6 Chief Executive Officer. The Chief Executive Officer shall have the general management and control of the Corporation and may sign all certificates for shares of stock for the Corporation. In the absence or inability of the Chairman of the Board to act, the Chief Executive Officer shall exercise all of the powers and discharge all of the duties of the Chairman of the Board. As between the Corporation and third parties, any action taken by the Chief Executive Officer in the performance of the duties of the Chairman of the Board shall be conclusive evidence that the Chairman of the Board is absent or unable to act.

         7.7 President. The President shall be the chief operating officer of the Corporation and, subject to the supervision of the Chairman of the Board and the Chief Executive Officer, he shall have general executive charge, management, and control of the properties and operations of the Corporation in the ordinary course of its business, with all such powers with respect to such properties and operations as may be reasonably incident to such responsibilities. In the absence or inability of the Chief Executive Officer to act, the President shall exercise all of the powers and discharge all of the duties of the Chief Executive Officer. As between the Corporation and third parties, any action taken by the President in the performance of the duties of the Chief Executive Officer shall be conclusive evidence that the Chief Executive Officer is absent or unable to act. The President may sign all certificates for shares of stock of the Corporation.

         7.8 Vice Presidents. Each Vice President shall have such powers and duties as may be assigned to him by the Board of Directors, the Chairman of the Board, or the President, and (in order of their seniority as determined by the Board of Directors or, in the absence of such determination, as determined by the length of time they have held the office of Vice President) shall exercise the powers of the President during that officer's absence or inability to act. As between the Corporation and third parties, any action taken by a Vice President in the performance of the duties of the President shall be conclusive evidence of the absence or inability to act of the President at the time such action was taken.

         7.9 Treasurer. The Treasurer shall have custody of the Corporation's funds and securities, shall keep full and accurate account of receipts and disbursements, shall deposit all monies and valuable effects in the name and to the credit of the Corporation in such depository or depositories as may be designated by the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors, the Chairman of the Board, or the President.

         7.10 Assistant Treasurers. Each Assistant Treasurer shall have such powers and duties as may be assigned to him by the Board of Directors, the Chairman of the Board, or the President. The Assistant Treasurers (in the order of their seniority as determined by the Board of Directors or, in the absence of such a determination, as determined by the length of time they have held the office of Assistant Treasurer) shall exercise the powers of the Treasurer during that officer's absence or inability to act.

         7.11 Secretary. Except as otherwise provided in these bylaws, the Secretary shall keep the minutes of all meetings of the Board of Directors and of the stockholders in books provided for that purpose, and he shall attend to the giving and service of all notices. He may sign with the Chairman of the Board or the President, in the name of the Corporation, all contracts of the Corporation and affix the seal, if any, of the Corporation thereto. He may sign with the Chairman of the Board or the President all certificates for shares of stock of the Corporation, and he shall have charge of the certificate books, transfer books, and stock papers as the Board of Directors may direct, all of which shall at all reasonable times be open to inspection by any director upon application at the office of the Corporation during business hours. He shall in general perform all duties incident to the office of the Secretary, subject to the control of the Board of Directors, the Chairman of the Board, and the President.

         7.12 Assistant Secretaries. Each Assistant Secretary shall have such powers and duties as may be assigned to him by the Board of Directors, the Chairman of the Board, or the President. The Assistant Secretaries (in the order of their seniority as determined by the Board of Directors or, in the absence of such a determination, as determined by the length of time they have held the office of Assistant Secretary) shall exercise the powers of the Secretary during that officer's absence or inability to act.

                  ARTICLE EIGHT: CERTIFICATES AND STOCKHOLDERS

         8.1 Certificates for Shares. Certificates for shares of stock of the Corporation shall be in such form as shall be approved by the Board of Directors. The certificates shall be signed by the Chairman of the Board or the President or a Vice President and also by the Secretary or an Assistant Secretary or by the Treasurer or an Assistant Treasurer. Any and all signatures on the certificate may be a facsimile and may be sealed with the seal of the Corporation or a facsimile thereof. If any officer, transfer agent, or registrar who has signed, or whose facsimile signature has been placed upon, a certificate has ceased to be such officer, transfer agent, or registrar before such certificate is issued, such certificate may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. The certificates shall be consecutively numbered and shall be entered in the books of the Corporation as they are issued and shall exhibit the holder's name and the number of shares.

         8.2 Replacement of Lost or Destroyed Certificates. The Corporation may direct a new certificate or certificates to be issued in place of a certificate or certificates theretofore issued by the Corporation and alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate or certificates representing shares to be lost or destroyed. When authorizing such issue of a new certificate or certificates the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond with a surety or sureties satisfactory to the Corporation in such sum as it may direct as indemnity against any claim, or expense resulting from a claim, that may be made against the Corporation with respect to the certificate or certificates alleged to have been lost or destroyed.

         8.3 Transfer of Shares. Shares of stock of the Corporation shall be transferable only on the books of the Corporation by the holders thereof in person or by their duly authorized attorneys or legal representatives. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, the Corporation or its transfer agent shall issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books.

         8.4 Registered Stockholders. The Corporation shall be entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

         8.5 Regulations. The Board of Directors shall have the power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer, and registration or the replacement of certificates for shares of stock of the Corporation.

         8.6 Legends. The Board of Directors shall have the power and authority to provide that certificates representing shares of stock bear such legends as the Board of Directors deems appropriate to assure that the Corporation does not become liable for violations of federal or state securities laws or other applicable law.

                         ARTICLE NINE: INDEMNIFICATION

         9.1 Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer or trustee or in any other capacity while serving as a director, officer or trustee, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section 9.3 with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

         9.2 Right to Advancement of Expenses. In addition to the right to indemnification conferred in Section 9.1, an indemnitee shall also have the right to be paid by the Corporation the expenses (including attorney's fees) incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Delaware Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this
Section 9.2 or otherwise.

         9.3 Right of Indemnitee to Bring Suit. If a claim under Sections 9.1 or
9.2 is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware Corporation Law. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware Corporation Law, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article Nine or otherwise shall be on the Corporation.

         9.4 Non-Exclusivity of Rights. The rights to indemnification and to the advancement of expenses conferred in this Article Nine shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Certificate of Incorporation, bylaws, agreement, vote of stockholders or directors or otherwise.

         9.5 Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware Corporation Law.

         9.6 Indemnification of Employees and Agents of the Corporation. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article Nine with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

         9.7 Nature of Rights. The rights conferred upon indemnitees in this Article Nine shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer or trustee and shall inure to the benefit of the indemnitee's heirs, executors and administrators. Any amendment, alteration or repeal of this Article Nine that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.

                      ARTICLE TEN: MISCELLANEOUS PROVISIONS

         10.1 Dividends. Subject to provisions of law and the Certificate of Incorporation, dividends may be declared by the Board of Directors at any regular or special meeting and may be paid in cash, in property, or in shares of stock of the Corporation. Such declaration and payment shall be at the discretion of the Board of Directors.

         10.2 Reserves. There may be created by the Board of Directors out of funds of the Corporation legally available therefor such reserve or reserves as the directors from time to time, in their discretion, consider proper to provide for contingencies, to equalize dividends, or to repair or maintain any property of the Corporation, or for such other purpose as the Board of Directors shall consider beneficial to the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

         10.3 Books and Records. The Corporation shall keep correct and complete books and records of account, shall keep minutes of the proceedings of its stockholders and Board of Directors and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each.

         10.4 Reliance upon Books, Reports and Records. Each director, each member of any committee designated by the Board of Directors, and each officer of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such director or committee member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

         10.5 Fiscal Year. The fiscal year of the Corporation shall be fixed by the Board of Directors; provided, that if such fiscal year is not fixed by the Board of Directors and the selection of the fiscal year is not expressly deferred by the Board of Directors, the fiscal year shall be the calendar year.

         10.6 Seal. The seal of the Corporation shall be such as from time to time may be approved by the Board of Directors.

         10.7 Resignations. Any director, committee member, or officer may resign by so stating at any meeting of the Board of Directors or by giving notice to the Board of Directors, the Chairman of the Board, the President, or the Secretary. Such resignation shall take effect at the time specified therein or, if no time is specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         10.8 Telephone Meetings. Members of the Board of Directors and members of a committee of the Board of Directors may participate in and hold a meeting of such Board of Directors or committee by means of a conference telephone or similar communications equipment by means of which persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

         10.9 Action Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or by these bylaws, any action required or permitted to be taken at a meeting of the Board of Directors, or of any committee of the Board of Directors, may be taken without a meeting if a consent or consents in writing, setting forth the action so taken, shall be signed by all the directors or all the committee members, as the case may be, entitled to vote with respect to the subject matter thereof, and such consent shall have the same force and effect as a vote of such directors or committee members, as the case may be, and may be stated as such in any certificate or document filed with the Secretary of State of the State of Delaware or in any certificate delivered to any person. Such consent or consents shall be filed with the minutes of proceedings of the Board of Directors or committee, as the case may be.

         10.10 Time Periods. In applying any provision of these Bylaws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

         10.11 Invalid Provisions. If any part of these bylaws shall be held invalid or inoperative for any reason, the remaining parts, so far as it is possible and reasonable, shall remain valid and operative.

         10.12 Headings. The headings used in these bylaws have been inserted for administrative convenience only and do not constitute matter to be construed in interpretation.

         10.13 References. Whenever herein the singular number is used, the same shall include the plural where appropriate, and words of any gender should include each other gender where appropriate.

         10.14 Amendments. The Board of Directors may, upon the affirmative vote of a majority of the directors then serving, make, adopt, alter, amend, and repeal from time to time these bylaws and make from time to time new bylaws of the Corporation (subject to the right of the stockholders entitled to vote thereon to adopt, alter, amend, and repeal bylaws made by the Board of Directors or to make new bylaws).

                                    * * * * *

         The undersigned Secretary of the Corporation hereby certifies that the foregoing bylaws were adopted by unanimous consent of the directors of the Corporation as of the 8th day of August, 2002.



                                    /s/ Gerry Cargile
                                    --------------------------------------------
                                    Gerry Cargile, Secretary